Long term financial assets	12 Months Ended
Dec. 31, 2021
Long term financial assets
Long term financial assets

15.        Long-term financial assets

The Group holds preferred shares in Amphivena previously recognized at their fair value of €2.9 million . In early October 2021, the Board of Amphivena made the decision to wind down the company, and we believe the decision indicates that the investment is fully impaired. Based on current information, we estimate that the investment has a fair value of nil. This fair value change has resulted in an impairment of €2.9 million and has been recognized in other comprehensive income.

The Group also holds common shares in Roivant at their fair value of €12.3 million as of December 31, 2021 (2020: €17.1 million). The overall decrease in the fair value of €4.8 million has been recognized in other comprehensive income. As of December 31, 2020, the fair value of this investment was categorised as Level 3 and was based on observable financing round valuations which was adjusted considering certain assumptions such as the development of quoted market prices of peer companies and other publicly available information as well as quantitative and qualitative information provided by Roivant. During 2021, Roivant listed its common shares on a stock exchange (Nasdaq, US) and they are currently actively traded in that market. Therefore, fair value measurement was transferred from Level 3 to Level 1 of the fair value hierarchy at October 1, 2021, at which time the fair value of the shares was recorded at €11.2 million. As at December 31, 2021 the fair value of the shares in Roivant was based on its quoted market price. Refer to note 27 regarding events that took place subsequent to December 31, 2021.